SAFECO RESOURCE SERIES TRUST                PROSPECTUS
SAFECO Plaza
Seattle, Washington   98185                 APRIL 29, 1996
--------------------------------------------------------------------------------

Each of the portfolios described in this Prospectus is a series of the SAFECO Resource Series Trust ("Trust"), an open-end, management investment company consisting of five separate series, two of which are offered herein. Shares of the Trust are offered to life insurance companies, which may or may not be affiliated with one another ("Participating Insurance Companies"), for allocation to certain of their separate accounts established for the purpose of funding variable life insurance policies and variable annuity contracts ("Variable Contracts") and may also be offered directly to qualified pension and retirement plans ("Qualified Plans").

The EQUITY PORTFOLIO has as its investment objective to seek long-term growth of capital and reasonable current income. The Equity Portfolio ordinarily invests principally in common stocks or securities convertible into common stocks.

The GROWTH PORTFOLIO has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. The Growth Portfolio ordinarily invests a preponderance of its assets in common stock selected for potential appreciation.

There are market risks in all securities transactions. This Prospectus sets forth the information a prospective investor should know before investing. PLEASE READ AND RETAIN THE PROSPECTUS FOR FUTURE REFERENCE. A Statement of Additional Information, dated April 29, 1996 and incorporated herein by reference, has been filed with the Securities and Exchange Commission and is available at no charge upon request by calling 1-800-624-5711 or writing SAFECO
Securities, Inc., SAFECO Plaza, Seattle, WA   98185.  The Statement of
Additional Information contains more information about most of the topics in this Prospectus as well as information about the trustees and officers of the Trust.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No dealer, salesperson or other person has been authorized to give any information or to make any representation, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust or SAFECO Securities, Inc. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Trust or by SAFECO Securities Inc. in any state in which such offer or solicitation may not lawfully be made.

                                  TABLE OF CONTENTS
                                  -----------------


                                                             PAGE
                                                             ----

    Introduction to the Trust and the Portfolios........    3

    Fund Expenses.......................................    4

    Financial Highlights................................    6

    The Trust and Each Portfolio's Investment Policies..    8

    Portfolio Managers..................................   12

    Information about Share Ownership and Companies that
    Provide Services to the Trust.......................   12

    Persons Controlling the Trust.......................   14

    Sale and Redemption of Shares.......................   14

    Performance Information.............................   14

    Portfolio Distributions and Tax Information.........   15

    Share Price Calculation.............................   16

    Ratings Supplement..................................   16

--------------------------------------------

INTRODUCTION TO THE TRUST AND THE PORTFOLIOS

--------------------------------------------

The Trust is a series investment company that currently issues shares representing five mutual funds, two of which, the Equity Portfolio and the Growth Portfolio, are offered herein (collectively, the "Portfolios"). Each Portfolio is a diversified series of the Trust, an open-end, management investment company that continuously offers to sell and to redeem (buy back) its shares at the current net asset value per share without any sales or redemption charges or 12b-1 fees. (See "Share Price Calculation" for more information.)

Shares of each Portfolio are issued and redeemed in connection with investments in and payments under certain Variable Contracts issued through separate accounts of Participating Insurance Companies. Shares of the Trust may also be offered directly to Qualified Plans. The Participating Insurance Companies and the Qualified Plans may or may not make all Portfolios of the Trust available for investment.

Although the Trust does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Trust may offer its shares to Qualified Plans and for products offered by Participating Insurance Companies, the interests of Variable Contract owners or Qualified Plan participants might at some time be in conflict due to future differences in tax treatment or other considerations. Therefore, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may occur and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more insurance company separate accounts or Qualified Plans might withdraw its investment in the Trust, which might force the Trust to sell portfolio securities at disadvantageous prices. In addition, the Trust's Board of Trustees may refuse to sell shares of any Portfolio to any separate account or Qualified Plan or terminate the offering of shares of any Portfolio if such action is required by law or regulatory authority or is in the best interests of the shareholders of any Portfolio.

The Equity Portfolio has as its investment objective to seek long-term growth of capital and reasonable current income. To pursue its objective, the Equity Portfolio invests principally in common stocks or securities convertible into common stocks.

The Growth Portfolio has as its investment objective to seek growth of capital and the increased income that ordinarily follows from such growth. To pursue its objective, the Growth Portfolio ordinarily invests a preponderance of its assets in common stock selected for potential appreciation.

There is, of course, no assurance that a Portfolio will achieve its investment objective. See "The Trust and Each Portfolio's Investment Policies" for more information.

Each Portfolio is managed by SAFECO Asset Management Company ("SAM"). SAM is headquartered in Seattle, Washington and manages over $2 billion in mutual fund assets as of March 31, 1996. SAM has been an advisor to mutual funds and other investment portfolios since 1973 and its predecessors have been such advisers since 1932. See "Information about Share Ownership and Companies that Provide Services to the Trust" for more information.

There is a risk associated with an investment in the Equity and Growth Portfolios that the market value of each portfolio's securities may decrease and result in a decrease in the value of a shareholder's investment. See "The Trust and Each Portfolio's Investment Policies" for more information.

-------------

FUND EXPENSES

-------------

A.  SHAREHOLDER TRANSACTION EXPENSES FOR EACH PORTFOLIO


                   Sales Load
  Sales Load       Imposed on
  Imposed on       Reinvested     Deferred       Redemption
  Purchases        Dividends      Sales Load     Fees           Exchange Fees
  ---------        ---------      ----------     ----           -------------

  None             None           None           None           None

B.   ANNUAL OPERATING EXPENSES
    (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                Total
                                                                Operating
                                                                Expenses
                                  Management     Other          After
  Portfolio        12b-1 Fees     Fee            Expenses       Reimbursement
  ---------        ----------     ---            --------       -------------

  Equity           None           .72%           .03%           .75%

  Growth*          None           .72%           .07%           .79%

* During the year ended December 31, 1995 SAFECO Life Insurance Company ("SAFECO Life") paid for or reimbursed a portion of the Other Expenses of the Growth Portfolio. Other Expenses for the year ended December 31, 1996 before such reimbursement as a percentage of the Growth Portfolio's net assets were .12%. SAFECO Life paid all Other Expenses of the Growth Portfolio until its assets reached $20 million in August 1995. Since August 1995 the Growth Portfolio has paid all Other Expenses. (See "Persons Controlling the Trust" for more information.)

C.   EXAMPLE OF EXPENSES

You would pay the following expenses on a $1,000 investment assuming a 5% annual return. The example assumes that all dividends and other distributions are reinvested and that the percentage amounts listed in "Total Annual Operating Expenses After Reimbursement" above remain the same in the years shown.

  Portfolio        1 Year         3 Years        5 Years        10 Years
  ---------        ------         -------        -------        --------

  Equity           $ 8            $24            $42            $93

  Growth           $ 8            $25            $44            $98

The purpose of the tables is to assist you in understanding the various costs and expenses that an investor in each Portfolio would bear, directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. A PORTFOLIO'S ACTUAL EXPENSES OR PERFORMANCE MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS REQUIRED BY SECURITIES AND EXCHANGE COMMISSION REGULATIONS APPLICABLE TO ALL MUTUAL FUNDS AND IT IS NOT A PREDICTION OF, NOR DOES IT REPRESENT, PAST OR FUTURE EXPENSES OR THE PERFORMANCE OF ANY PORTFOLIO.

FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout the Period)

SAFECO Resource Series Trust-Equity Portfolio

The supplemental financial information and performance data has been derived from the Financial Statements and should be read in conjunction therewith.

                                                                 Year Ended December 31                               July 21, 1987
                                                                                                                    (Initial Public
                                                                                                                          Offering)
                                          1995      1994     1993     1992     1991     1990     1989     1988     To Dec. 31, 1987
                                       --------------------------------------------------------------------------------------------
Net asset value at beginning of period   $16.83    $17.02   $14.20   $13.48   $11.38   $12.35   $10.40    $8.63             $11.98

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                     .39       .31      .23      .20      .24      .25      .43      .29                .21
  Net realized and unrealized gain
    (loss) on investments                  4.43      1.21     3.74      .89     2.82     (.90)    2.39     1.95              (2.63)
                                           ----      ----     ----   ------   ------   ------   ------  -------            -------

       Total from investment operations    4.82      1.52     3.97     1.09     3.06     (.65)    2.82     2.24              (2.42)
                                           ----      ----     ----   ------   ------   ------   ------  -------            -------

LOSS DISTRIBUTIONS:
  Dividends from net investment income     (.39)     (.31)    (.23)    (.20)    (.24)    (.25)    (.43)    (.29)              (.21)
  Distributions from capital gains        (2.02)    (1.40)    (.92)    (.17)    (.72)    (.07)    (.44)    (.18)              (.72)
                                           ----      ----     ----   ------   ------   ------   ------  -------            -------

       Total distributions                (2.41)    (1.71)   (1.15)    (.37)    (.96)    (.32)    (.87)    (.47)              (.93)
                                           ----      ----     ----   ------   ------   ------   ------  -------            -------

Net asset value at end of period         $19.24    $16.83   $17.02   $14.20    $3.48    11.38   $12.35   $10.40              $8.63
                                       --------  -------- -------- -------- -------- -------- -------- --------         ----------
                                       --------  -------- -------- -------- -------- -------- -------- --------         ----------


Total Return                             28.63%     8.94%   27.92%    8.06%   26.35%    -5.21   %27.11   25.98%          -14.29%++

Net assets at end of period
  (000s omitted)                       $169,479  $102,321  $68,157  $36,064  $20,402   $9,742   $6,366   $3,256             $2,199
Ratio of expenses to average net assets    .75%      .77%     .73%     .73%     .73%     .73%     .73%     .73%             .74%++
Ratio of expenses to average net assets
  before expense reimbursement              N/A      .78%        -        -        -        -        -        -                  -
Ratio of net investment income
  to average net assets                   2.26%     1.98%    1.71%    1.80%    2.31%    2.71%    4.47%    3.08%            2.89%++
Portfolio turnover ratio                 69.18%    28.71%   41.35%   24.75%   43.60%   30.13%   50.74%   58.38%           91.62%++

- Unaudited
+ Not annualized
++ Annualized

FINANCIAL HIGHLIGHTS
(For a Share Outstanding Throughout the Period)

SAFECO Resource Series Trust-Growth Portfolio

The supplemental financial information and performance data has been derived from the Financial Statements and should be read in conjunction therewith.

                                                                       Year Ended December 31     January 7, 1993
                                                                                                  (Initial Public Offering)
                                                                      1995                1994    To December 31, 1993
                                                               ---------------------------------------------------
Net asset value at beginning of period                              $12.98              $12.16              $10.00

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                                .06                  --                 .01
  Net realized and unrealized gain (loss) on
    investments                                                       5.26                1.45                3.60
                                                                      ----                ----                ----

    Total from investment operations                                  5.32                1.45                3.61
                                                                      ----                ----                ----
LESS DISTRIBUTIONS:
  Dividends from net investment income                                (.06)                 --                (.01)
  Distributions from capital gains                                   (2.36)               (.63)              (1.44)
                                                                     -----                ----               -----

    Total distributions                                              (2.42)               (.63)              (1.45)
                                                                     -----                ----               -----

Net asset value at end of period                                    $15.88              $12.98              $12.16
                                                              ------------        ------------        ------------
                                                              ------------        ------------        ------------


Total Return                                                           41%              11.92%              34.73%


Net assets at end of period (000's omitted)                        $44.458             $16,156              $4,850
Ratio of expenses to average net assets                               .79%                .71%              .72%++
Ratio of expenses to average net assets
  before expense reimbursements                                       .84%                .96%                  --
Ratio of net investment income
  to average net assets                                               .55%                .05%              .08%++
Portfolio turnover ratio                                           111.70%              41.24%           108.67%++

+ Not annualized
++ Annualized

--------------------------------------------------

THE TRUST AND EACH PORTFOLIO'S INVESTMENT POLICIES

--------------------------------------------------

The Trust is a Delaware business trust established by a Trust Instrument dated May 13, 1993. The Trust currently consists of five series, two of which, the Equity Portfolio and the Growth Portfolio, are offered herein. Each Portfolio is a diversified series of the Trust.

The investment objective and investment policies for each Portfolio are described below. The Trust's Board of Trustees may change a Portfolio's objective without shareholder vote, but no such change will be made without 30 days' prior written notice to shareholders of that Portfolio. In the event a Portfolio changes its investment objective, the new objective may not meet the investment needs of every shareholder and may be different from the objective a shareholder considered appropriate at the time of initial investment.

Unless otherwise stated, all investment policies and limitations described below under each Portfolio's description and "Common Investment Practices" are non-fundamental and may be changed by the Board of Trustees without shareholder vote. If a Portfolio follows a percentage limitation at the time of investment, a later increase or decrease in values, net assets or other circumstances will not be considered in determining whether a Portfolio complies with the applicable policy (except to the extent the change may impact a Portfolio's borrowing limits or restrictions on its holding of illiquid securities).

EQUITY PORTFOLIO

The investment objective of the Equity Portfolio is to seek long-term growth of capital and reasonable current income. The Equity Portfolio does not seek to achieve both growth and income with every portfolio security investment.
Rather, it attempts to achieve a reasonable balance between growth and income on an overall basis.

To pursue its objective, the Equity Portfolio:

1. WILL INVEST PRINCIPALLY IN COMMON STOCKS SELECTED BY SAM PRIMARILY FOR APPRECIATION AND/OR DIVIDEND POTENTIAL AND FROM A LONG-RANGE INVESTMENT STANDPOINT.

2. MAY INVEST UP TO 35% OF ITS TOTAL ASSETS IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCKS, WHETHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER). The Portfolio may invest in convertible securities if such securities offer a higher yield than an issuer's common stock and provide reasonable potential for capital appreciation. The value of convertible corporate bonds will normally vary inversely with interest rates and the value of convertible corporate bonds and convertible preferred stock will normally vary with the value of the underlying common stock.

    The Portfolio may invest in convertible corporate bonds that are rated investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P") or unrated bonds determined by

    SAM to be of comparable quality to such rated bonds. Bonds rated in the lowest category of investment grade (Baa by Moody's and BBB by S&P) and comparable unrated bonds are medium grade, have speculative characteristics and are more likely to have a weakened capacity to make principal and interest payments under changing economic conditions or upon deterioration in the financial condition of the issuer.

    After purchase by the Portfolio, a corporate bond may be downgraded or, if unrated, may cease to be comparable to a rated security. Neither event will require the Portfolio to dispose of that security, but SAM will take a downgrade or loss of comparability into account in determining whether the Portfolio should continue to hold the security in its portfolio. The Portfolio will not hold more than 3% of its total assets in bonds that go into default on the payment of principal and interest after purchase.

    SAM uses S&P and Moody's ratings only as a preliminary indicator of investment quality. SAM will determine the quality of unrated bonds by evaluating the issuer's capital structure, earning power and quality of management. Unrated securities are not necessarily of lower quality than rated securities, but may not be as attractive to as many investors. In addition, SAM will periodically monitor the issuer's creditworthiness whether rated or not rated.

3. MAY INVEST UP TO 10% OF TOTAL ASSETS IN REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs purchase real property which is then leased and make mortgage investments. REITs are dependent upon the successful operation of properties owned and the financial condition of lessees and mortgagors.
    The value of REITs will fluctuate depending on the underlying value of the real property and mortgages owned and the amount of cashflow generated and paid out. In addition, REITs typically borrow to increase funds available for investment. Generally, there is a greater risk associated with REITs which are highly leveraged.

4. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN CLOSED-END INVESTMENT COMPANIES AND INVESTMENT TRUSTS (OTHER THAN REITS).

5. MAY PURCHASE FIXED-INCOME SECURITIES IN ACCORDANCE WITH BUSINESS AND FINANCIAL CONDITIONS.

6. MAY INVEST IN DEBT SECURITIES WHOSE PERFORMANCE AND PRINCIPAL AMOUNT AT MATURITY IS LINKED TO A SPECIFIC EQUITY SECURITY OR SECURITIES INDEX.

The principal risk factor associated with the Equity Portfolio is that the market value of its portfolio securities may decrease.

GROWTH PORTFOLIO

The investment objective of the Growth Portfolio is to seek growth of capital and the increased income that ordinarily follows from such growth.

To pursue its objective, the Growth Portfolio:


1. WILL INVEST A PREPONDERANCE OF ITS ASSETS IN COMMON STOCKS SELECTED PRIMARILY FOR POTENTIAL APPRECIATION. To determine those common stocks which have the potential for long-term growth, SAM will evaluate the issuer's financial strength, quality of management and earnings power.

2. MAY INVEST UP TO 5% OF ITS TOTAL ASSETS IN CLOSED-END INVESTMENT COMPANIES AND INVESTMENT TRUSTS.

3. MAY INVEST IN SECURITIES CONVERTIBLE INTO COMMON STOCK (INCLUDING CORPORATE BONDS AND PREFERRED STOCK THAT CONVERT TO COMMON STOCK, WHETHER AUTOMATICALLY AFTER A SPECIFIED PERIOD OF TIME OR AT THE OPTION OF THE ISSUER).

4. MAY INVEST IN DEBT SECURITIES WHOSE PERFORMANCE AND PRINCIPAL AMOUNT AT MATURITY IS LINKED TO A SPECIFIC EQUITY SECURITY OR SECURITIES INDEX.

The principal risk factor associated with an investment in the Growth Portfolio
is that the market value of the portfolio securities may decrease.   The Growth
Portfolio's policy of investing in securities believed to have a potential for growth means that the assets of the Portfolio generally will be subject to greater risk than may be involved in investing in securities which are not selected for such growth characteristics.

COMMON INVESTMENT PRACTICES

Each Portfolio may also follow the investment practices described below:

 1. MAY HOLD CASH OR INVEST TEMPORARILY IN HIGH-QUALITY COMMERCIAL PAPER, CERTIFICATES OF DEPOSIT, SHARES OF NO-LOAD, OPEN-END MONEY MARKET FUNDS OR REPURCHASE AGREEMENTS. A Portfolio may purchase these short-term securities as a cash management technique under those circumstances where it has cash to manage for a short time period, for example, after receiving proceeds from dividend distributions or the sale of portfolio securities. SAM will waive its management fees for assets invested in money market funds. With respect to repurchase agreements, each Portfolio will invest no more than 5% of its total assets in qualified repurchase agreements and will not purchase repurchase agreements that mature in more than seven days.

2. MAY INVEST FOR SHORT-TERM PURPOSES WHEN SAM BELIEVES SUCH ACTION TO BE DESIRABLE AND CONSISTENT WITH SOUND INVESTMENT PROCEDURES. A Portfolio, however, will not engage primarily in trading for the purpose of short-term profits. A Portfolio may dispose of securities whenever it is deemed advisable without regard to the length of time the securities have been held.

3. MAY EACH INVEST UP TO 5% OF NET ASSETS IN WARRANTS. A warrant is an option issued by a corporation that gives the holder the right to buy the corporation's common stock at a specific price within a certain time period.

4. MAY INVEST UP TO 10% OF TOTAL ASSETS IN RESTRICTED SECURITIES ELIGIBLE FOR RESALE UNDER RULE 144A ("RULE 144A SECURITIES"), PROVIDED THAT SAM HAS DETERMINED THAT SUCH SECURITIES ARE LIQUID UNDER GUIDELINES ADOPTED BY THE BOARD OF TRUSTEES. Restricted securities may be sold only in offerings registered under the Securities Act of 1933 ("1933 Act") or in transactions exempt from the registration requirements under the 1933 Act. Rule 144A under the 1933 Act provides an exemption for the resale of certain restricted securities to qualified institutional buyers. Investing in Rule 144A securities could have the effect of increasing the Portfolio's illiquidity to the extent that qualified institutional buyers or other buyers are unwilling to purchase the securities.

5. MAY INVEST IN AMERICAN DEPOSITARY RECEIPTS ("ADRS"), WHICH REPRESENT SECURITIES ISSUED BY A FOREIGN ISSUER. ADRs are registered receipts evidencing ownership of an underlying foreign security. ADRs involve risks in addition to risks normally associated with securities issued by domestic issuers, including the possibility of adverse political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, there may be less public or less current information about their operations, and the foreign issuer of the underlying security may not provide financial and other material information to the issuer of the receipts. In addition, foreign markets may be less liquid or more volatile than U.S. markets and may offer less protection to investors. Investments in foreign securities may also be subject to special risks, such as governmental regulations of foreign exchange transactions and changes in rates of exchange between the foreign currency and the U.S. dollar.

Each Portfolio is subject to the following fundamental policies which cannot be changed without shareholder vote:

1. MAY NOT INVEST MORE THAN 5% OF ITS TOTAL ASSETS IN THE SECURITIES OF ANY ONE ISSUER (OTHER THAN SECURITIES ISSUED BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES), EXCEPT THAT UP TO 25% OF THE VALUE OF THE PORTFOLIO'S ASSETS (NOT INCLUDING SECURITIES ISSUED BY ANOTHER INVESTMENT COMPANY) MAY BE INVESTED WITHOUT REGARD TO THIS LIMIT;

2. MAY NOT, WITH RESPECT TO 100% OF THE VALUE OF ITS TOTAL ASSETS, PURCHASE MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER (OTHER THAN U.S. GOVERNMENT SECURITIES);

3. MAY NOT INVEST MORE THAN 25% OF THE TOTAL ASSETS IN ANY ONE INDUSTRY. SECURITIES OF FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS ARE CONSIDERED TO BE ONE INDUSTRY. The Portfolios will not concentrate their assets in particular industries. The 25% limitation does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or to certificates of deposit or bankers' acceptances issued by domestic banks; and

4. MAY BORROW MONEY ONLY FOR TEMPORARY OR EMERGENCY PURPOSES FROM A BANK OR AFFILIATE OF SAFECO CORPORATION AT AN INTEREST RATE NOT GREATER THAN THAT AVAILABLE FROM COMMERCIAL BANKS. Each Portfolio will not borrow amounts in excess of 5% of its total assets. The Portfolios intend to exercise their borrowing authority primarily to meet shareholder redemptions under circumstances where redemptions exceed available cash.

For more information, see the "Investment Policies" and "Additional Investment Information" sections of the Trust's Statement of Additional Information.

------------------

PORTFOLIO MANAGERS

------------------

EQUITY PORTFOLIO

The manager for the Equity Portfolio is Richard D. Meagley, Vice President, SAM. Mr. Meagley has served as portfolio manager for the Portfolio since January 1995. He is also the portfolio manager for other SAFECO Funds. He served from 1992 to 1994 as portfolio manager and analyst for Kennedy Associates, Inc., an investment advisory firm located in Seattle, Washington. He was an Assistant Vice President of SAM and the fund manager of the SAFECO Northwest Fund from 1991 to 1992. From 1983 to 1991 he was an investment portfolio manager and securities analyst for SAM.

GROWTH PORTFOLIO

The manager for the Growth Portfolio is Thomas M. Maguire, Vice President, SAM. Mr. Maguire has served as portfolio manager for the Portfolio since it commenced operations in 1993. He has served as portfolio manager for the SAFECO Growth Fund since 1989.

Each portfolio manager and certain other persons related to SAM and the Portfolios are subject to written policies and procedures designed to prevent abusive personal securities trading. Incorporated within these policies and procedures are each of the recommendations made by the Investment Company Institute (the trade group for the mutual fund industry) with respect to personal securities trading by persons associated with mutual funds. Those recommendations include preclearance procedures and blackout periods when certain personnel may not trade in securities that are the same or related securities being considered for purchase or sale by a Portfolio.

---------------------------------------------------------------------

INFORMATION ABOUT SHARE OWNERSHIP AND COMPANIES THAT PROVIDE SERVICES
TO THE TRUST

---------------------------------------------------------------------

Shares of each Portfolio represent equal proportionate interests in the assets of that Portfolio only and have identical voting, dividend, redemption, liquidation and other rights. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares.

Shares of the Trust may be owned by the separate accounts of Participating Insurance Companies and by Qualified Plans (see "Introduction to the Trust and the Portfolios"). Pursuant to the Investment Company Act of 1940 (the "1940 Act"), Participating Insurance Companies will solicit voting instructions from Variable Contract owners with respect to any matters that are presented to a vote of shareholders. See the separate account prospectus for the Variable Contract for more information regarding the pass-through of these voting rights. With respect to Qualified Plans, the Trustees of such plans will vote the shares held by the Qualified Plans, except that in certain cases such shares may be voted by a named fiduciary or an investment manager pursuant to the Employee Retirement Security Act of 1974. There is no pass-through voting to the participants in the Qualified Plans.

On any matter submitted to a vote of shareholders, all shares of the Portfolios then issued and outstanding and entitled to vote shall be voted in the aggregate and not by Portfolio except for matters concerning only a Portfolio. Certain matters approved by a vote of all shareholders of the Trust may not be binding on a Portfolio whose shareholders have not approved such matter. The holders of each share of a Portfolio shall be entitled to one vote for each full share and a fractional vote for each fractional share. Shares of one Portfolio may not bear the same economic relationship to the Trust as another Portfolio.

The Trust does not intend to hold annual meetings of shareholders of the Portfolios. The Trustees will call a special meeting of shareholders of a Portfolio only if required by the 1940 Act, in their written discretion, or upon the written notice of holders of 10% or more of the outstanding shares of the Portfolio entitled to vote.

Under Delaware law, the shareholders of the Portfolios will not be personally liable for the obligations of any Portfolio; a shareholder is entitled to the same limitation of personal liability extended to shareholders of corporations. To guard against the risk that Delaware law might not be applied in other states, the Trust Instrument requires that every written obligation of the Trust or Portfolio contain a statement that such obligation may only be enforced against the assets of the Trust or Portfolio and provides for indemnification out of Trust or Portfolio property of any shareholder nevertheless held personally liable for Trust or Portfolio obligations, respectively.

SAM is the investment adviser for each Portfolio under an agreement with the Trust. Under the agreement, SAM is responsible for the overall management of the Trust's and each Portfolio's business affairs. SAM provides investment research, advice, management and supervision to the Trust and each Portfolio. Consistent with each Portfolio's investment objectives and policies, SAM determines what securities will be purchased, retained or sold by each Portfolio, and implements those decisions. Each Portfolio's turnover rate is set forth in the "Financial Highlights" section. High turnover rates increase transaction costs and may increase taxable gains. SAM considers these effects when making investment decisions. Each Portfolio pays SAM an annual management fee of .74% of that Portfolio's net assets which is ascertained each business day and paid monthly.

The distributor of each Portfolio's shares under an agreement with the Trust is SAFECO Securities, Inc. ("SAFECO Securities"), a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. SAFECO Securities is not compensated by the Trust or any Portfolio for these services.

The transfer, dividend and distribution disbursement and shareholder servicing agent for each Portfolio under an agreement with the Trust is SAFECO Services Corporation ("SAFECO Services"). SAFECO Services is not compensated by the Trust or any Portfolio for these services.


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

-----------------------------

PERSONS CONTROLLING THE TRUST

-----------------------------

At March 31, 1996, SAFECO Life Insurance Company ("SAFECO Life") controlled the Equity and Growth Portfolios, and all shares of the Portfolios were owned by separate accounts of SAFECO Life. SAFECO Life is a stock life insurance company incorporated under the laws of Washington, with headquarters at 15411 N.E. 51st Street, Redmond, Washington. SAFECO Life is a wholly-owned subsidiary of SAFECO Corporation, and is an affiliated company of SAM, SAFECO Securities and SAFECO Services, the investment adviser, principal underwriter and transfer agent, respectively, of the Trust. SAFECO Life has advanced all costs for the organization of the Trust. SAFECO Corporation, SAM, SAFECO Securities and SAFECO Services have their principal place of business at SAFECO Plaza, Seattle, Washington 98185.

-----------------------------

SALE AND REDEMPTION OF SHARES

-----------------------------

Each Portfolio is a series of SAFECO Resource Series Trust, a Delaware business trust, which issues an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series of shares of the Trust without the approval of shareholders.

Shares are sold to the separate accounts of Participating Insurance Companies and may also be sold to Qualified Plans. Shares of each Portfolio are purchased and redeemed at net asset value. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts and by the Qualified Plans. Variable Contract owners and Qualified Plan participants do not deal directly with the Trust with respect to acquisition or redemption of shares.
The Board of Trustees of the Trust may refuse to sell shares of any Portfolio to any person, or may suspend or terminate the offering of shares of any Portfolio if such action is required by law or by any regulatory authority having jurisdiction or is, in the sole discretion of the Trustees acting in good faith and in light of their fiduciary duties under federal and any applicable state laws, necessary in the best interests of the shareholders of such Portfolio.

-----------------------

PERFORMANCE INFORMATION

-----------------------

Each Portfolio's yield, effective yield, total return and average annual total return may be quoted in advertisements. Performance figures are indicative only of past performance and are not intended to represent future investment results. The yield and share price of the Equity and Growth Portfolios will fluctuate and your shares, when redeemed, may be worth more or less than you originally paid for them.

Yield is the annualization on a 360-day basis of a Portfolio's net income per share over a 30-day period divided by the Portfolio's net asset value per share on the last day of the period. Total return is the total percentage


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

change in an investment in a Portfolio, assuming the reinvestment of dividends and capital gains distributions over a stated period of time. Average annual total return is the annual percentage change in an investment in a Portfolio, assuming the reinvestment of dividends and capital gains distributions, over a stated period of time.

RANKINGS

From time to time, a Portfolio may advertise its rankings. Rankings are calculated by independent companies that monitor mutual fund performance (e.g. CDA Technologies, Lipper Analytical Services, Inc. and Morningstar, Inc.) and are reported periodically in national financial publications such as BARRON'S, BUSINESS WEEK, FORBES, INVESTOR'S BUSINESS DAILY, MONEY MAGAZINE and THE WALL STREET JOURNAL. In addition, non-standardized performance figures may accompany the standardized figures described above. Non-standardized figures may be calculated in a variety of ways, including but not necessarily limited to, different time periods and different initial investment amounts. Each Portfolio may also compare its performance to the performance of the Standard & Poor's 500 Index and other relevant indices.

OTHER CHARGES

Neither of the Portfolios imposes a sales charge. However, other charges payable by all shareholders include investment advisory fees. These charges affect each Portfolio's calculation of yield, effective yield, total return and average annual total return.


-------------------------------------------

PORTFOLIO DISTRIBUTIONS AND TAX INFORMATION

-------------------------------------------

Each Portfolio intends to continue to elect and to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code by distributing substantially all of its net investment income and net capital gains to its shareholders (the separate accounts of Participating Insurance Companies and Qualified Plans) and meeting other requirements of the Internal Revenue Code relating to the sources of its income and diversification of its assets.

Each Portfolio is treated as a separate entity for federal income tax purposes and, therefore, the investments and results of the Portfolios are not aggregated for purposes of determining net ordinary income (loss) or net realized capital gains (losses).

All dividends are distributed to shareholders (separate accounts of Participating Insurance Companies and Qualified Plans) and will be automatically reinvested in trust shares. Dividends and distributions made by the Portfolios to the separate accounts are taxable, if at all, to the Participating Insurance Companies; they are not taxable to Variable Contract owners. Dividends and distributions made by the Portfolios to Qualified Plans are not taxable to the Qualified Plans or to the participants thereunder.

In addition to the diversification requirements in Subchapter M, each Portfolio is required to satisfy diversification requirements of Section 817(h) of the Internal Revenue Code and the Investment Company Act. Failure


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

to comply with the requirements of Section 817(h) could result in taxation of the insurance company and immediate taxation of the owners of variable annuity and variable life insurance contracts to the full extent of appreciation under the contracts.

Variable Contracts owners should refer to the prospectuses relating to their contracts regarding the federal income tax treatment of ownership of such contracts. ALSO SEE Distributions and Tax Information in the Statement of Additional Information.

-----------------------

SHARE PRICE CALCULATION

-----------------------

The net asset value per share of a Portfolio is determined by subtracting the liabilities of the Portfolio from its assets, valued at market, and dividing the result by the number of outstanding shares. Shares of the Portfolios of the Trust are sold and redeemed at the net asset value next determined after receipt by the transfer agent of the sales order or request for redemption in good order. There is no sales charge. Net asset value per share is computed as of the close of regular trading of the New York Stock Exchange (currently 1:00 P.M. Pacific Time) each day that the Exchange is open for trading.

For the purpose of computing the net asset value per share for the Equity and Growth Portfolios, securities are valued on the basis of valuations provided by a pricing service approved by the Trust's Board of Trustees. In general, portfolio securities are valued at the last reported sale price on the national exchange on which the securities are primarily traded, unless there are no transactions in which case they shall be valued at the last reported bid price. Securities traded over-the-counter are valued at the last sale price, unless there is no reported sale price in which case the last reported bid price will be used. Portfolio securities that are traded on a stock exchange and over-the-counter are valued according to the broadest and most representative market. For bonds and other fixed income securities, this usually is the over-the-counter market. Long-term corporate bonds and securities not traded on a national exchange shall be valued based on consideration of information with respect to transactions in similar securities, quotations from dealers and various relationships between securities. Other assets for which a representative value cannot be established are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

------------------

RATINGS SUPPLEMENT

------------------

Ratings by Moody's Investors Service, Inc. ("Moody's")and Standard & Poor's Ratings Group ("S&P"), represent the respective opinions of those organizations as to the investment quality of the rated obligations. Investors should realize these ratings do not constitute a guarantee that the principal and interest payable under these obligations will be paid when due.


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

DESCRIPTION OF DEBT RATINGS

MOODY'S

Investment Grade:

Aaa -- Judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be anticipated are most unlikely to impair the fundamentally strong position of such issues.

Aa -- Judged to be of high quality. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A -- Have many favorable investment attributes and are to be considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa -- Considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Non-Investment Grade:

Ba -- Judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be uncertain.

Caa -- Have poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca -- Represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- The lowest-rated class of bonds. Issues so rated have extremely poor prospects of ever attaining any real investment standing.

Con.(...) -- The security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

S&P

Investment Grade:

AAA -- Highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA -- Very strong capacity to pay interest and repay principal. Differs from the highest-rated issues only in a small degree.

A -- Strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher- rated categories.

PLUS (+) OR MINUS (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Non-Investment Grade:

BB, B, CCC, CC -- Regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C -- Reserved for income bonds on which no interest is being paid.

D -- In default. Payment of interest and/or repayment of principal is in arrears.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations with an original maturity not exceeding one year.

Prime-1 - Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

    - Leading market positions in well-established industries.
    - High rates of return on funds employed.
    - Conservative capitalization structure with moderate reliance on debt and ample asset protection.
    - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
    - Well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2 - Issuers (or supporting institutions) rated Prime-2 (P-2) have a strong ability for repayment of senior short-term obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

S&P

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.

A-1 - Degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.